UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐ Definitive Proxy Statement
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☐ Soliciting Material under §240.14a-12
KENNEDY-WILSON HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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KENNEDY-WILSON HOLDINGS, INC.
151 S. El Camino Drive
Beverly Hills, California 90212
(310) 887-6400
______________________________________________________
NOTICE OF CHANGE OF TIME AND LOCATION
OF 2020 ANNUAL MEETING OF STOCKHOLDERS
_____________________________________________________
This Supplement provides important updates relating to the 2020 Annual Meeting of Stockholders of Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company”), to be held on June 11, 2020 at 10:30 a.m. Pacific Time (the “Annual Meeting”). This proxy supplement, dated May 26, 2020 (the “Supplement”), supplements the definitive proxy statement (the “Proxy Statement”) for the Annual Meeting that the Company filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2020.
Change to Virtual-Only Meeting; Change in Meeting Time
Due to the public health impact of the coronavirus (COVID-19) outbreak, governmental restrictions limiting the number of people who may gather, and to support the health and well-being of our stockholders and employees, the location and time of the Annual Meeting, originally scheduled to held at the Beverly Wilshire Hotel in Beverly Hills, California, has been changed, as follows:
•the Annual Meeting will be a virtual meeting format only via live webcast; and
•the time of the Annual Meeting will be changed from 9:00 a.m. Pacific Time to 10:30 a.m. Pacific Time
All references in the Proxy Statement and related proxy materials to the previously scheduled location and time of the meeting are superseded and replaced by the information contained in this Supplement. The proxy card included in previously distributed proxy materials will not be updated to reflect the new meeting format and may continue to be used to vote shares in connection with the 2020 Annual Meeting. All stockholders are encouraged to vote their shares in advance of the meeting using one of the methods described in the proxy materials, even if they intend to attend the virtual meeting. Stockholders who previously sent in proxies, or voted via internet, do not need to take any further action.
As described in the proxy materials for the Annual Meeting, stockholders of record as of April 24, 2020, the record date, are entitled to participate in the Annual Meeting. To attend the Annual Meeting, stockholders of record will need to register to attend at www.cstproxy.com/kennedywilson/2020 beginning at 8:00 a.m. on June 8, 2020. Stockholders of record will need the 12-digit control number included on their proxy card or Notice to register. Street name stockholders must first contact their broker or bank and receive a legal proxy and, after it is received, contact the Company’s transfer agent, Continental Stock Transfer, to obtain a meeting control number to register. Continental Stock Transfer can be reached via email at proxy@continentalstock.com or by phone at (917) 262-2373. Continental will require a copy of the legal proxy. To ensure receipt of a meeting control number in time, stockholders should contact Continental Stock Transfer no later than Monday, June 8, 2020. Stockholders that have obtained a legal proxy from their broker or bank without previously voting their shares will only be able to vote their shares through the link on the virtual meeting site.
Once admitted, stockholders may vote or change a previously cast vote during the Annual Meeting, by following the instructions that will be available on the meeting website. A list of stockholders will be made available upon request of a stockholder.
Technical support will be available through the phone number posted on the meeting log-in page to help manage any difficulties accessing the Annual Meeting during the check-in or meeting time. Technical support will be available beginning at 8:00 a.m. Pacific Time on June 11, 2020 and will remain available until the meeting has ended.
Additional Information
This Supplement is being made available on May 26, 2020. Except as specifically amended or supplemented in the information contained in this Supplement, all information set forth in the Proxy Statement remains unchanged and should be considered in voting your shares. Where information in the Proxy Statement is described as current as of a certain date, it remains currently only as of such date, except as specifically amended or supplemented by the information set forth in this supplement.
PLEASE READ THIS NOTICE CAREFULLY IN CONJUNCTION WITH THE PROXY STATEMENT

May 26, 2020

Kennedy Wilson Announces Virtual 2020 Annual Meeting of Stockholders

BEVERLY HILLS, Calif.—(BUSINESS WIRE)— Global real estate investment company Kennedy Wilson (NYSE: KW) announced today that, due to the public health impact of the coronavirus (COVID-19), governmental restrictions limiting the number of people who may gather, and to support the health and well-being of the management and employees, it will hold its annual meeting of stockholders on June 11, 2020 by remote communication only. The time of the annual meeting will also change from 9:00 a.m. Pacific Time to 10:30 a.m. Pacific Time.
The proxy card included in previously distributed proxy materials will not be updated to reflect the new meeting format and time and may continue to be used to vote shares in connection with the 2020 Annual Meeting. All stockholders are encouraged to vote their shares in advance of the meeting using one of the methods described in the proxy materials, even if they intend to attend the virtual meeting. Stockholders who previously sent in proxies, or voted via internet, do not need to take any further action.
As described in the proxy materials for the annual meeting of stockholders previously distributed, stockholders may vote shares if they were a stockholder as of the close of business April 24, 2020, the record date. To attend the Annual Meeting, stockholders of record will need to register to attend at www.cstproxy.com/kennedywilson/2020 beginning at 8:00 a.m. Pacific Time on June 8, 2020. Stockholders of record will need the 12-digit control number included on their proxy card or Notice to register. Street name stockholders must first contact their broker or bank and receive a legal proxy and, after it is received, contact Kennedy Wilson’s transfer agent, Continental Stock Transfer, to obtain a meeting control number to register. Continental Stock Transfer can be reached via email at proxy@continentalstock.com or by phone at (917) 262-2373. Continental Stock Transfer will require a copy of the legal proxy. To ensure receipt of a meeting control number in time, stockholders should contact Continental Stock Transfer no later than Monday, June 8, 2020. Stockholders that have obtained a legal proxy from their broker or bank without previously voting their shares will only be able to vote their shares through the link on the virtual meeting site.
Once admitted, stockholders may vote or change a previously cast vote during the Annual Meeting, by following the instructions that will be available on the meeting website. A list of stockholders will be made available upon request by a stockholder.
Technical support will be available through the phone number posted on the meeting log-in page to help manage any difficulties accessing the Annual Meeting during the check-in or meeting time. Technical support will be available beginning at 8:00 a.m. Pacific Time on June 11, 2020 and will remain available until the meeting has ended.
About Kennedy Wilson
Kennedy Wilson (NYSE: KW) is a global real estate investment company. We own, operate, and invest in real estate both on our own and through our investment management platform. We focus on multifamily and office properties located in the Western U.S., UK, and Ireland.
For further information on Kennedy Wilson, please visit: www.kennedywilson.com

Contact
Investors
Daven Bhavsar, CFA
Vice President of Investor Relations
+1 (310) 887-3431
dbhavsar@kennedywilson.com